UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2013

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On July 11, 2013, FS Energy and Power Fund’s (“FSEP”) newly formed, wholly-owned, special-purpose financing subsidiary, Energy Funding LLC (“Energy Funding”), entered into a revolving credit facility (the “Credit Facility”) with Natixis, New York Branch, as administrative agent and lender (“Natixis”), Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto.  The Credit Facility provides for borrowings in an aggregate principal amount up to $150,000,000 on a committed basis.

FSEP may contribute cash or debt securities to Energy Funding from time to time, subject to certain restrictions set forth in the Credit Facility, and will retain a residual interest in any assets contributed through its ownership of Energy Funding or will receive fair market value for any debt securities sold to Energy Funding. Energy Funding may purchase additional debt securities from various sources.  Energy Funding has appointed FSEP to manage its portfolio of debt securities pursuant to the terms of a collateral management agreement. Energy Funding’s obligations to the lenders under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Energy Funding, including its portfolio of debt securities. The obligations of Energy Funding under the Credit Facility are non-recourse to FSEP.

Borrowings under the Credit Facility accrue interest at a rate equal to the three-month London Interbank Offered Rate (“LIBOR”) plus 2.40% per annum. Interest is payable quarterly in arrears. Borrowings under the Credit Facility are subject to compliance with, among other things, an overcollateralization ratio test with respect to the current value of Energy Funding’s portfolio, an interest coverage ratio test with respect to the payments due under the Credit Facility and eligibility criteria with respect to the initial acquisition of each debt security in Energy Funding’s portfolio.

Energy Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed.  Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023.  Energy Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility.

In connection with the Credit Facility, Energy Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Credit Facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) Energy Funding becoming an investment company required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”); (c) certain events of insolvency or bankruptcy of Energy Funding; (d) the resignation or removal of FSEP as Energy Funding’s collateral manager; (e) FS Investment Advisor, LLC or any replacement thereof approved in writing by the majority lenders no longer serving as the investment adviser to FSEP; and (f) GSO Capital Partners LP or any replacement thereof approved in writing by the majority lenders no longer serving as the investment sub-adviser to FSEP.  Upon the occurrence of an event of default, the majority lenders or Natixis (acting at the discretion of the majority lenders) may declare the outstanding principal and interest and all other amounts owing under the Credit Facility immediately due and payable. During the continuation of an event of default, Energy Funding must pay interest at a default rate.

Borrowings of Energy Funding will be considered borrowings of FSEP for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

The foregoing descriptions of the Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.3 and are incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of FSEP. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSEP makes with the Securities and Exchange Commission. FSEP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.       Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1

Credit Agreement, dated as of July 11, 2013, by and among Energy Funding LLC, as borrower, Natixis, New York Branch, as administrative agent and lender, Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto.

10.2

Securities Account Control Agreement, dated as of July 11, 2013, by and among Energy Funding LLC, as debtor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as custodian and securities intermediary.

10.3	Collateral Management Agreement, dated as of July 11, 2013, by and between FS Energy and Power Fund and Energy Funding LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: July 16, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1

Credit Agreement, dated as of July 11, 2013, by and among Energy Funding LLC, as borrower, Natixis, New York Branch, as administrative agent and lender, Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto.

10.2

Securities Account Control Agreement, dated as of July 11, 2013, by and among Energy Funding LLC, as debtor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as custodian and securities intermediary.

10.3	Collateral Management Agreement, dated as of July 11, 2013, by and between FS Energy and Power Fund and Energy Funding LLC.